N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Corporate Presentation November 2022 ™

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 2 Disclaimer Forward Looking Statements This presentation contains forward-looking statements. Statements we make in this presentation may include statements which are not historical facts and are considered forward- looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements relating to the preclinical, clinical and therapeutic potential of our gene circuit platform and our product candidates, including our plans to submit INDs for our product candidates, the market opportunity for our product candidates, if approved, the progress and success of our existing collaborations and our ability to enter into new collaborations, our manufacturing capabilities and our plans to begin operating our cGMP facility, our cash position and runway, and the timing of these items, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, uncertainty in the timing and results of our preclinical and clinical development activities, the risk that our product candidates may result in toxicities or adverse events that delay or preclude their further development, changes in the regulatory or competitive landscape for our product candidates and platform technology, our inability to maintain our existing collaborations or secure new partnerships, and changes in overall market conditions as well as those set forth in the section titled “Risk Factors” in our Registration Statement on Form S-1 (File No. 333-267390) filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2022, and our subsequent SEC filings. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Trademarks This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable owner will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entities.

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Pipeline of CAR-NK Cell Therapies Diseases: blood cancers and solid tumors Gene Circuit advantages: multi-arming, selectivity and control Manufacturing: off-the-shelf, scalable with outpatient potential Platform Collaborations Precise gene therapy for eye, CNS and liver applications Targeted and controllable iPSC cell therapies for regenerative medicine 3 Pioneering Smarter Next Generation Cell and Gene Therapies Gene Circuits Multi-Arming Logic Gating (OR and NOT GATEs) Regulator Dial Smart Sensor to reprogram cells to sense, compute, and respond to disease Founded 2016 | Public June 2022 | Anticipated Cash Runway into 2024 | Headquartered South San Francisco, CA CNS: Central Nervous System

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 4 Industry-Leading Management With Top-Tier Board and Scientific Advisors Executive Team James Collins, PhD Scientific Co-Founder, MIT Wilson Wong, PhD Scientific Co-Founder, Boston University Ahmad (Mo) Khalil, PhD Boston University Martin Fussenegger, PhD ETH Zurich Scientific Advisors Michael Varney, PhD Erasca, Genentech Michael Kalos, PhD Arsenal, Janssen, Lilly Lawrence Fong, PhD UCSF Michael Andreeff, MD, PhD MD Anderson Cancer Center Robin Taylor, PhD, MBA SeaGen, Genentech Board of Directors David R. Epstein Former CEO of Novartis Pharma Omid Farokhzad, MD Seer Inc. Brenda Cooperstone, MD Pfizer Rare Disease James Collins, PhD Scientific Co-Founder, MIT Susan Berland Senior Financial Executive Ed Mathers NEA Tim Lu MD, PhD CEO & Co-Founder Tim Lu, MD, PhD CEO & Co-Founder Philip Lee, PhD CTO & Co-Founder Kanya Rajangam, MD, PhD Chief Medical and Development Officer (CMDO) Deb Knobelman, PhD CFO

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S CAR-NK Cell Therapy Pipeline 5

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 6 Gene Circuits Designed to Solve for Key Cell Therapy Challenges Senti’s Gene Circuit Solutions Cancer Cell Therapy Challenges Lack of NK cell expansion and persistence Antigen escape and tumor heterogeneity Dirty targets (on-target, off-tumor toxicity) Immunosuppressive tumor microenvironment Multi-Arming Autocrine and paracrine activation with proprietary Calibrated Release IL-15 and other complementary cytokines (e.g., IL-21) Bivalent activating CAR with OR Logic Gate Inhibitory CAR protects healthy cells with NOT Logic Gate Pulsed Calibrated Release IL-12 with small molecule- controlled Regulator Dial Logic Gating Logic Gating Regulator Dial

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Extensive clinical experience with allogeneic donor-derived unengineered NK cells1 • Nearly 600 patients treated across 30+ single center academic trials • Well-tolerated o No (or minimal) CRS, neurotoxicity, GvHD • Anti-tumor activity observed in AML o 19% CR in 105 R/R AML patients aggregated from multiple trials Key limitations of unengineered NK cells Limited activity beyond AML, persistence, durability, donor variability and select single clinical center usage 7 NK Cells Compare Favorably to T Cell Based Therapies Senti’s Gene Circuit technology, donor selection and scalable manufacturing address these limitations 1 Velluchamy 2017, Bachier 2021 Capabilities Current Auto T Cells Off-the-shelf potential with broad patient accessibility Designed with Logic Gates to achieve enhanced selectivity and safety Engineered with enhanced persistence   NA ✓ ✓ ✓ Senti’s CAR-NK Cells Engineered to stimulate the patient immune system  ✓

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 0 1 2 3 4 5 1 2 3 4 5 6 7 8 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells crIL-15 CAR-NK Cells sIL-15 CAR-NK Cells 0 2,000 4,000 6,000 sIL-15 CAR-NK crIL-15 CAR-NK Pa ra cr in e A ct iv it y (p ST AT 5 M FI ) 8 Calibrated Release IL-15 (crIL-15) Increases Persistence and Activation of Both CAR-NK and Immune Cells in Tumor Milieu Phospho STAT5 levels increased in T cells exposed to supernatant from either crIL-15 or sIL-15 CAR-NK cell culture crIL-15: IL-15 released by local proteases → autocrine and paracrine effects crIL-15 has paracrine activity and activates resting immune cells crIL-15 increases persistence of CAR- NK cells 0 0.2 0.4 0.6 0.8 1 0 5 10 15 20 25 V ia b le C el ls ( e6 ) Days in Culture crIL-15 increases CAR-NK serial killing compared to secreted IL-15 sIL-15: secreted wild-type IL-15 Cancer cells added Cancer cells added Cancer cells added crIL-15 CAR-NK Cells Unengineered NK Cells

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Program Target Indications Discovery IND enabling Phase 1 Gene Circuits SENTI-202 CD33, FLT3 bivalent AML, MDS and other blood cancers ✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ OR GATE: bivalent activation ✓ NOT GATE selectivity: healthy cell protection SENTI-301A GPC3 HCC and other solid tumors ✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation SENTI-401 CEA CRC and other solid tumors ✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ NOT GATE selectivity: healthy cell protection ✓ IL-21: sustained anti-tumor function Additional Programs Undisclosed Other tumors Program candidates integrate Multi-Arming, Logic Gating and/or Regulator Dial Gene Circuits 2023 IND 2024 IND 9 Senti’s Next Generation CAR-NK Cell Therapy Pipeline Tackles Hard to Treat Cancers 2023 IND

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Manufacturing 10

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 11 Scalable Manufacturing to Support Off-The-Shelf CAR-NK Products Lentivi rus Outpatient use potential Patient Isolate from selected donors Thaw and infuse Scalable ~21 Day Process NK Cells Selected Donor Gene Circuit Engineered CAR-NK cells Engineer CryopreserveExpand Off-The-Shelf Gene Circuits 1 2 3 4 5 Easy to thaw vials Final product harvested and cryopreserved >100 doses per batch NK cells isolated from peripheral blood of selected donors NK cells efficiently engineered with Gene Circuits High post-thaw potency

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 12 Senti Selects NK Cell Donors to Support Robust Cell Expansion Senti screens and selects GMP donors using NK cell expansion and other functional attributes to minimize variability 1.E+08 1.E+09 1.E+10 1.E+11 1.E+12 1.E+13 1.E+14 1.E+15 0 10 20 30 40 To ta l N K C el ls f ro m S el ec te d S in gl e D o n o r Culture Time (Days) Senti process can potentially generate over 100 trillion NK cells from a single donor collection Preferred Donors 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 A B C D E F G H I J K L Fo ld E xp an si o n ( 2 1 D ay s) Donors

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 13 Senti’s Cryopreservation Process Retains High Potency of CAR-NK Products Supporting Multi-Country and Multi-Site Clinical Evaluation 0 10 20 30 40 50 60 70 80 90 100 Pre-Freeze Post-Thaw % V ia b le C el ls CAR-NK cell viability retained post-thaw in vitro Vehicle Cryopreserved CAR-NK Cells In vivo activity with cryopreserved CAR NK cells in MOLM13 AML NSG mouse model (10 days after single dose)

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Pipeline Products 14

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 15 SENTI-202 for CD33 and/or FLT3 Expressing Blood Cancers Multi-Armed, off-the-shelf, selective CAR-NK • OR GATE: bivalent CD33 and/or FLT3 activation → potential for deep and durable responses in acute myeloid leukemia (AML) and other blood cancers. • NOT GATE: inhibition by endomucin (EMCN) protective antigen selectively expressed on healthy hematopoietic stem cells (HSCs) → potential for improved safety and increased therapeutic window • crIL-15 → potential for increased persistence, autocrine and paracrine immune cell activation On track for IND in 2023 LSCs: Leukemic Stem Cells

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 16 SENTI-202 Shows Robust Preclinical Activity Across Multiple AML / MDS Models Broad in vitro killing of primary AML and MDS tumor cells In vivo suppression of tumor and increased mouse survival in MV4-11 AML NSG mouse model AML #1 0 10 20 30 40 50 60 70 80 90 100 Blasts LSCs Blasts LSCs Blasts LSCs Blasts % A M L/ M D S C el l K ill in g Unengineered NK Cells SENTI-202 CAR-NK Cells AML #2 AML #3 MDS 0 20 40 60 80 100 0 20 40 60 80 100 P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Group Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Median Survival (Days) 49 55 81.5 Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Day: 7 28 34

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 17 SENTI-202 Preclinical Selectivity via Inhibitory CAR Binding Endomucin to Protect Healthy Primary Human HSCs In vitro protection of healthy primary human HSC fraction expressing EMCN In vivo protection of EMCN+ model healthy cells Endomucin was identified and validated by bioinformatics, flow cytometry, and functional assays, and is expressed on up to 76% of HSCs, but not on leukemic stem cells or blasts. FLT3 and/or CD33 expressed on tumor cells in ~95% of AML patients CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells Enrichment of EMCN+ cells in NSG mouse model 3 weeks after injecting 1:1 EMCN-/+ cells with CAR-NK cells 0 10 20 30 40 50 60 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (L eu ke m ia ) 0 5 10 15 20 25 30 35 40 45 50 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (E M C N + H SC s)

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 18 Proposed Phase 1 Study in R/R CD33+ and/or FLT3+ Malignancies With Focus on AML Proposed Phase 1 study anticipated to enroll R/R CD33+ and/or FLT3+ heme malignancies • Received at least 1 prior treatment including targeted agents if FLT3, IDH1/2 mutation+ • 2 of 3 patients at each dose level with AML • Disease specific expansion cohorts for AML and MDS Planned study endpoints • Safety, DLT, identify recommended Phase 2 dose • Efficacy using standard ELN 2022 criteria for AML and other disease specific consensus criteria • PK, pharmacodynamics including endomucin protection, immunogenicity Lymphodepletion Fludarabine Cyclophosphamide SENTI-202 2-3 dose levels of cells Efficacy Additional cycles+ -5 to -3 0 7 14 28Days Planned Study Treatment/ Cycle Planned data-driven seamless Phase 1 to pivotal design 1 Seer 2020; 2 Brandwein 2020 High unmet need in patients with AML • 30.5% 5-year survival1 • 5 months median overall survival at relapse2

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 19 SENTI-301A for GPC3 Expressing Solid Tumors Multi-Armed, off-the-shelf, selective CAR-NK • GPC3 activating CAR → hepatocellular carcinoma (HCC) and other solid tumors • crIL-15 → potential for increased persistence, autocrine and paracrine immune cell activation On track for IND in 2023

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 20 SENTI-301A Aims to Address Unmet Needs in GPC3 Expressing Solid Tumors With a Focus on HCC GPC3 is a validated cancer target • Glypican-3 (GPC3) is a membrane-bound protein normally expressed in fetal tissues such as liver and placenta. • After birth, GPC3 is not expressed in healthy liver tissue or other human organs but is overexpressed in different tumor types, notably in HCC (70-90% GPC3+)1 and other solid tumors (29-54%2 GPC3+) • Academic GPC3 CAR-T cell trials have shown promising activity but limited by CAR-T toxicities precluding multiple dosing and limited durability3 SENTI-301A is designed to target GPC3 expressing tumors • Aim to address unmet need in HCC as the initial focus given the lack of targeted therapies and lack of effective immunotherapies • Tackle multiple solid tumors with high GPC3 antigen expression via NKs multi-armed with GPC3 CAR and crIL-15 1 Zheng 2022, 2 Moek 2018, 3 Shi 2020 Squamous Cell Lung Carcinoma Hepatocellular Carcinoma Large Cell Lung Carcinoma Ovarian Clear Cell Carcinoma Differentiated Thyroid Cancer Common GPC3 expressing tumors

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 0 1 2 3 0 1 2 3 4 5 6 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells SENTI-301A CAR-NK Cells SENTI-301A Preclinical Anti-Cancer Activity and Proposed Phase 1 Study in Advanced Solid Tumors With Focus on HCC Proposed Phase 1 study anticipated to enroll an advanced metastatic GPC3 solid tumor population • Must have received standard of care • Advanced solid tumors with focus on HCC during dose finding • Disease specific expansion cohorts of advanced HCC and other solid tumors including lung cancer Planned study treatment • Multi-dose and multi-cycle following conditioning • 2-3 cell dose levels High unmet need in patients with liver cancer 20.8% 5-year survival rate1 1 Seer 2020 (liver and intrahepatic bile duct cancer combined) Group Vehicle Unengineered NK Cells SENTI-301A CAR-NK Cells Median Survival (Days) 48 49.5 93.5 Effective in vitro serial killing of HepG2 cell line Increased survival and response in HepG2 mouse model 21 0 20 40 60 80 100 0 20 40 60 80 100 120 P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells SENTI-301A Cancer cells added Cancer cells added Cancer cells added

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 22 SENTI-401 for CEA Expressing Solid Tumors Multi-Armed, off-the-shelf, selective CAR-NK • CEACAM5 (CEA) activating CAR → colorectal cancer (CRC) and other solid tumors • NOT GATE: inhibition by VSIG2 antigen on healthy epithelial cells → potential for improved safety, increased therapeutic window and reduced on- target, off-tumor toxicity • crIL-15 → potential for increased persistence and autocrine and paracrine immune cell activation • IL-21 → construct to further potentiate persistence and efficacy of CAR-NK cells and to stimulate endogenous immune cells

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 23 Robust Preclinical Activity With CEA CAR-NK Cells That Is Augmented by Multi- Arming With Both crIL-15 and IL-21 0 1 2 3 4 5 1 2 3 4 5 6 N o rm al iz ed T u m o r C el l A re a Days Vehicle CEA CAR-NK Cells CEA CAR-NK Cells + TGFβ crIL15 + IL21 CEA CAR-NK Cells + TGFβ Cancer cells added Cancer cells added Cancer cells added Sustained serial killing with CEA CAR-NK cells expressing crIL-15 and IL-21 in the presence of the immunosuppressive cytokine TGFb Arming CEA CARs with the combination of Senti’s proprietary crIL-15 and IL-21 results in improved anti-tumor activity of NK cells Vehicle crIL-15 CEA CAR-NK Cells crIL-15+IL21 CEA CAR-NK Cells Day: 7 28 60 Sacrificed 111 Sacrificed 0 20 40 60 80 100 0 20 40 60 80 100 120 140P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle crIL-15 CEA CAR-NK Cells crIL-15+IL21 CEA CAR-NK Cells TGFb is an immunosuppressive tumor factor highly expressed in CRC, known to suppress immune activation and help tumor escape1 1 Nature 2018

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Senti’s Approach to Select Paired Target and Protective Antigens Translates to Rapid Preclinical Proof of Principle for SENTI-401 Colorectal cancer CEACAM5 VSIG2 CEACAM5: 85-90% of CRC and 40-60% of other solid tumors including lung cancer1 VSIG2 was identified by bioinformatics using single cell RNA sequencing and validated as protective antigen with immunohistochemistry 1 Goldstein 2005 Healthy colon epithelium Decreased cell killing of VSIG2 expressing cells with addition of inhibitory CAR construct 0 10 20 30 40 50 60 70 80 90 CEA CAR-NK Cells CEA NOT VSIG2 CAR-NK Cells % T u m o r C el ls K ill ed CEA+ Cells CEA+ VSIG2+ Cells 24

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 25 Senti’s Discovery Platform for Tumor-Associated Antigen and Protective Antigen to Generate Many Targets for New Logic Gated CAR-NK Candidates 52 31 Expression in tumor cells A B C 4 Healthy tissue expression of A Expression in tumor cells D E F 1 2 3 4 5 Healthy tissue expression of E RNA expression data Filter for cell surface expression Curation and experimental validation Tumor-Associated Antigen discovery Protective Antigen discovery TissuesPotential Tumor- Associated Antigens TissuesPotential Protective Antigens

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 26 Gene Circuits Can Vastly Expand the Universe of Cancer Targets and Tumors That Can Be Addressed With Cell Therapies Heme Malignancies Solid Tumors N ee d f o r H ea lt h y C el l P ro te ct io n FLT3* CD33* CEA* Target GPC3* OR GATE to enhance efficacy and deepen response Multi-Arming to overcome immunosuppressive TME NOT GATE enables expansion to dirty targets Logic Gating Multi-Arming Gene Circuit Technologies * Senti’s current CAR-NK programs Target Target Target Target TargetTarget Target Target Target Target Target Target Target Target Target Target Target CD19 BCMA Approved autologous CAR-T cell therapies

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 27 Senti’s Regulator Dial Enables On-Demand Production of crIL-12 Controlled via Multiple Distinct FDA-Approved Small Molecule Oral Drugs Dose-dependent, reversible crIL-12 controlled by GRZ Vehicle GRZ at 50 mg/kg GRZ at 100 mg/kg 1 10 100 1,000 10,000 100,000 0 mg/kg50 mg/kg100 mg/kg 0 mg/kg50 mg/kg100 mg/kg 0 mg/kg50 mg/kg100 mg/kg cr IL -1 2 ( p g /m L) Day 2 GRZ ON) Day 9 (GRZ OFF) Day 11 (GRZ ON) DrugDrug Concentration dependent crIL-12 production CAR-NK activity suppressed by M2 macrophages → Activity restored by GRZ induced crIL-12 via Regulator Dial0 20 40 60 80 1 G ra n zy m e B ( % ) 0 1 10 100 1,000 10,000 0 0.01 0.1 1 cr IL -1 2 p g /m L GRZ (uM) - + + + Cancer target cells - - + + M2 macrophages - - - + GRZ 0 1 10 100 1000 0 0.1 1 10 cr IL -1 2 p g /m L Endoxifen (uM) IL-12 is a well-known immuno- stimulatory cytokine • Increases NK and T cell activation and inhibits immunosuppressive cells such as tumor-associated macrophages • Responses noted with systemic administration of IL-121 IL-12 clinical use has been limited by toxicities • Regulator Dials control IL 12 production with FDA approved oral drugs such as grazoprevir (GRZ) and endoxifen (active metabolite of tamoxifen) • Opportunities for application across multiple solid tumor indications 1 Leonard 1997

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Platform and Collaboration Opportunities 28

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Program Indications Gene Circuit Discovery IND enabling Phase 1 Rights Gene Therapies for Tissue-Directed Targets GC-1001/GC-1002 Eye Smart Sensor GC-1003/GC-1004 CNS Smart Sensor GC-1005 Liver Smart Sensor Cell Therapies for Regenerative Medicine GC-1101 Regenerative Medicine Regulator Dial GC-1102 Regenerative Medicine Regulator Dial GC-1103 Regenerative Medicine Smart Sensor 29 Multiple Platform Collaborations Extend Utility of Gene Circuits

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 30 Two Collaborations to Develop Next Generation Cell and Gene Therapies AAV Gene Therapy with Cell Type-Specific Smart Sensor AAV Capsid Therapeutic Payload Low payload expression in OFF Target cell type(s) Compact promoter size to accommodate therapeutic payload transgene within ~4.5 kb AAV vector Synthetic Promoter Performance Profile: High payload expression in ON Target cell type AAV Gene Therapy with Cell Type-Specific Smart Sensor Collaboration for gene therapies Example Gene Circuits Gene Circuit-Engineered “Smart” Regenerative Medicines Senti Synthetic Promoter iPSC- derived Disease-Specific Smart Sensor1 Therapeutic Payload 2 Regulator Dial + Therapeutic Payload Oral drugOFF ON Senti’s Synthetic Promoter Collaboration for cell therapies

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 31 Smart Sensor Promoters Are Designed to Address Key Challenges in Gene Therapy Constitutive control promoter >100% strength of CAG ~10,000-fold specificity Iterative performance optimization Sp e ci fi ci ty (r at io O N :O FF t ar ge t ce ll lin es ) Strength (fraction of CAG, an industry standard constitutive promoter) Smart Sensor Promoter Data Senti’s Gene Circuit Solutions Gene Therapy Challenges Off-target tissue toxicity Sub-optimal therapeutic performance Enhance target tissue specificity and limit off-target tissue toxicity Improve expression and increase potency Smart Sensor Smart Sensor Smart Sensor Promoters enable next-generation gene therapy by: • Enhancing specificity to target tissue(s) (and thus limiting off-target tissue toxicities) and • Increasing strength, potentially enabling more efficacious therapies

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 32 Senti’s Gene Circuit Technology Has Broad Potential Across Modalities and Therapeutic Areas Wholly-Owned Programs with Opportunities for Future Development Opportunities for Future Development and Additional Partnering Multi-Arming Logic Gating Regulator Dial Smart Sensor Blood cancers Solid tumors Regenerative medicine Blood cancers Solid tumors Immunology Blood cancers Solid tumors Liver diseases Eye diseases CNS NK cells T cells in vivo Gene Therapy iPSCs Gene Circuit Technology

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Program 2022 Anticipated Milestones 2023 Anticipated Milestones SENTI-202 CD33, FLT3 bivalent AML, MDS and other blood cancers SENTI-301A GPC3 HCC and other solid tumors SENTI-401 CEA CRC and other solid tumors Present data at key scientific conferences Additional Programs Other tumors Manufacturing 33 Upcoming Value Driving Milestones Present data at key scientific conferences in 2H 2022 (accepted abstracts at ASH) File IND application in 2023 Present data at key scientific conferences in 2H 2022 (abstracts published at SITC) File IND application in 2023 Present dat t key scie tifi nferences Initiate preclinical work on additional CAR-NK pipeline programs Pre-clinical PoCs for additional pipeline candidates Startup of manufacturing by YE 2022 Present data at key conferences Present data at key scientific conferences in 2H 2022 (abstracts published at SITC)

N O V E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Thank you! 34